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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

                 We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 33-64063 of Kimberly-Clark Corporation on Form S-4 and in the related prospectuses of our reports dated January 27, 1995, appearing in and incorporated by reference in the Annual Report on Form 10-K of Kimberly-Clark Corporation for the year ended December 31, 1994.



                                        DELOITTE & TOUCHE LLP

                                        Deloitte & Touche LLP

Dallas, Texas
December 12, 1995